EXHIBIT 32.1

Certification of Principal Executive Officer Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Park Electrochemical Corp. (the "Company") for the quarterly period ended May 27, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Brian E. Shore, as President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian E. Shore

Name:   Brian E. Shore

Title:     President and Chief Executive Officer

Date:     July 6, 2012

34